Q2 2016 Earnings Slides August 8, 2016

2 Forward Looking Statements, Non-GAAP Financial Measures, and Trademarks and Service Marks Forward-Looking Statements We have made forward-looking statements in this presentation that are subject to risks and uncertainties. Forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, are subject to the “safe harbor” created by those sections. The forward-looking statements in this presentation are based on our management’s beliefs and assumptions and on information currently available to our management. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “aspires,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will” or “would” or the negative of these terms and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance, time frames or achievements to be materially different from any future results, performance, time frames or achievements expressed or implied by the forward-looking statements. We discuss many of these risks, uncertainties and other factors in greater detail under the heading “Risk Factors” in our Form 10-K/A for the year ended December 31, 2015 and may add additional risks in our future filings with the Securities and Exchange Commission, including in our Form 10-Q for the quarter ended June 30, 2016. We believe it is important to communicate our expectations to our investors. However, there may be events in the future that we are not able to predict accurately or over which we have no control. Given these risks, uncertainties and other factors, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of August 8, 2016 (the date on which we publicly presented this presentation). You should read this document completely along with our earnings press release and the Form 10-Q for the period ended June 30, 2016, which will be filed with the Securities and Exchange Commission no later than August 9, 2016, and with the understanding that our actual future results may be materially different from what we expect. We hereby qualify our forward-looking statements by these cautionary statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA, Non-GAAP EPS, Free Cash Flow, Return on Capital, and revenue growth adjusted for foreign currency and asset divestiture. We believe that those metrics may be useful to investors as a measure of comparative operating performance between time periods and among companies, however these measures should be considered only as a supplement to, and not as a substitute for or as a superior measure to, financial measures prepared in accordance with GAAP, nor should they be considered in isolation or as an alternative to such GAAP measures. In addition, we note that other companies may calculate similar non-GAAP measures differently, limiting their usefulness as a comparative measure. This presentation contains reconciliations of the non-GAAP financial measures used to the most directly comparable GAAP financial measures. With respect to our third quarter of 2016 and full year 2016 expectations, reconciliations of revenue growth adjusted for foreign currency and asset divestiture to net revenue are included within this presentation. A reconciliation of Adjusted EBITDA margin to net income margin cannot be provided without unreasonable efforts due to high variability in net non-operating foreign currency exchange gains or losses and the inability to predict future acquisitions, dispositions, and certain other items that arise from time to time, the impact of which is excluded from Adjusted EBITDA margin. The Company is unable to address the probable significance of the unavailable information. Trademarks and Service Marks Rackspace®, and Fanatical Support® are service marks of Rackspace US, Inc. registered in the United States and other countries. OpenStack® is either a registered trademark or trademark of OpenStack, LLC in the United States and/or other countries. Other trademarks and tradenames appearing in this report are the property of their respective holders. We do not intend our use or display of other companies’ tradenames, trademarks, or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies.

3 Continued Growth, Consistent Profitability, Decreasing CapEx Intensity, and Increasing Cash Generation $441 $489 $524 Q2 2014 Q2 2015 Q2 2016 Quarterly Revenue ($M) $141 $160 $187 Q2 2014 Q2 2015 Q2 2016 Adjusted EBITDA1 ($M) 25.5% 31.0% 15.7% Q2 2014 Q2 2015 Q2 2016 Capital Expenditures (% of Revenue) $24 $37 $98 Q2 2014 Q2 2015 Q2 2016 Free Cash Flow (FCF1) ($M) 1. Reference the Appendix for reconciliation of non-GAAP financial measures $22 $28 $36 Q2 2014 Q2 2015 Q2 2016 Net Income ($M) $125 $123 $165 Q2 2014 Q2 2015 Q2 2016 Cash Flow from Ops (CFO) ($M)

4 $489 $524 Q2 2015 Q2 2016 $530 $3 Jungle Disk Contribution 32.8% 35.8% 5.8% 6.8% Q2 2015 Q2 2016 Adj. EBITDA Margin Net Income Margin Summary Q2 Financials • GAAP Revenue of $524M • Growth of 7.0% YoY • Normalized growth1 of 8.9% YoY • Net income margin of 6.8% • Adjusted EBITDA margin2 of 35.8% • GAAP/Non-GAAP2 EPS of $0.28/$0.38 • 40.0%/31.0% higher YoY • CapEx as % of revenue 15.7% • CFO/Free Cash Flow2 of $165M/$98M Revenue ($M) 1. Normalized growth excludes the impact of asset divestiture and FX headwinds. Reference the Appendix for reconciliation of non-GAAP financial measures 2. Reference the Appendix for reconciliation of non-GAAP financial measures $6 FX headwind 1 Adjusted EBITDA and Net Income Margin2

5 Sales and Marketing Update - Good progress, more work to be done • Improvements made in 1H 2016 – Strengthened sales leadership ranks – Improved go-to market approach for Sales teams – Enhanced training and certification programs Pipeline has improved 2 quarters in a row New enterprise/mid-market logos signed in 1H 2016 almost doubled YoY • Priorities for 2H 2016 – Cross-sell high-growth offerings to current customers – Grow partner network and expand channel sales – Increase brand awareness and help customers understand our value add

Fanatical Support® for AWS

- On track to be #1 AWS MSP
- Balanced mix of new and installed base customers
- Increased adoption in the installed base
  - Large majority of installed base customers who sign up bring incremental workloads
- >60% of customers on Aviator, highest service level
- ~50% of the customers are International
- >340 technical certifications, ~1,500 accreditations[1]
- Achieved DevOps competency certification and AWS Marketing & Commerce Competency[1]
- Extended support to AWS customers with PCI and HIPAA compliance needs[1]



AWS Customers Signed
187
277
Apr
Jul

Note: AWS data presented here is valid as of July 31 2016 unless noted otherwise
1. DevOps competency achieved in April, Marketing & Commerce Competency achieved in July. PCI/HIPAA support became available starting in August.

rackspace.

6

7 Microsoft Cloud 178 211 Apr Jul Microsoft Customers Signed Note: Microsoft Cloud data presented here is valid as of July 31 2016 unless noted otherwise • Signed 211 Microsoft Cloud customers since launch • Microsoft Private Cloud demand is driven by mid- market and large enterprises • Increased traction for Microsoft Azure since offering refresh in May • Broadened channel reach with Fanatical Support for Microsoft Azure and Office 365 Reseller and Referral Program • One of less than 10 hosting providers globally enabled for 2-Tier distribution across entire Microsoft suite

8 OpenStack Private Cloud • Focus is on larger, multi-cloud customers • Complex enterprise deployments are leading to longer time to deployment • Major wins: • One of the world’s largest industrial conglomerates • One of the world’s largest auto manufacturers

9 2016 Key Focus Areas • Optimizing mature parts of our business and increasing cost savings • Investing in high growth areas and expanding our position as the #1 managed cloud provider • Increasing cash generation – Almost $100M of FCF generated this quarter • Completed $500M share buyback commitment – Incremental buyback capacity of up to $500M authorized till August 2017

10 Financial and Operational Information

11 Summary Financial Results Q 2 2 01 6 Q 2 2 01 5 Q 1 2 01 6 A C T U A L S G U I D A N C E 1 A C T U A L S A C T U A L S R E V E N U E $524M $519M-$524M $489M $518M YoY Growth 7.0% 6%-7% 11.0% 7.9% YoY Growth (Normalized) 2 8.9% 8%-9% 13.7% 9.9% QoQ Growth 1.1% N/A 1.9% -0.9% QoQ Growth (Normalized) 2 0.9% 0.2%-1.2% 1.8% 0.7% Net Income Margin 6.8% N/A 5.8% 9.4% Adjusted EBITDA Margin2 35.8% 33.0% - 35.0% 32.8% 34.5% GAAP Diluted EPS $0.28 N/A $0.20 $0.37 Non-GAAP Diluted EPS2 $0.38 N/A $0.29 $0.34 Capital Expenditure as % of Revenue 15.7% N/A 31.0% 15.2% Cash Flow from Operations $165M N/A $123M $156M FCF2 $98M N/A $37M $89M Return on Assets 7.1% N/A 6.4% 9.7% Return On Capital2 16.4% N/A 11.8% 14.4% 1. Q2 16 guidance provided on 9 May. 2016 2. Reference the Appendix for reconciliation of non-GAAP financial measures

12 Updated Free Cash Flow methodology1 Free Cash Flow (New methodology) Net cash provided by operating activities Less: Cash purchases of property and equipment Plus: Excess tax benefits from share- based compensation arrangements ____________________________________ Free cash flow Adjusted EBITDA Plus: Non-cash deferred rent Less: Total capital expenditures Less: Cash payments for interest, net of interest received Less: Cash payments for income taxes, net of refunds ______________________________________ Adjusted free cash flow Adjusted Free Cash Flow (Old methodology) 1. The company has stopped using “Adjusted Free Cash Flow” and is now using “Free Cash Flow” in order to be in line with updated SEC guidelines.

13 Brexit Update Current impact • 20-25% of revenue exposed to UK/Europe • Muted margin impact due to local cost structure • Minimal impact in Q2 2016 due to late June timing of Brexit 2H16 impact • Gartner forecasting significant slowdown in 2016 UK IT spending • Seeing signs of elevated, but contained, churn • YoY FX headwinds of ~250 bps/~$50M affecting 2016 GAAP revenue growth

Leverage and Buyback Update

- **Current Leverage**
  - 0.69x Last twelve months (LTM) Adj. EBITDA[1] excluding off-balance sheet liabilities, close to target leverage of 0.75x[2]
- **Buyback**
  - $500M commitment completed (through open market & 10b5-1 plan purchases)
  - Incremental capacity under our authorized share repurchase plan to buy back additional $500M of shares by August 2017

LEVERAGE CALCULATION	
Credit facility	$0M
Senior Notes	$500M
Capital Leases	$1M
LTM Adj. EBITDA[1] (Q2 16)	$724M
Gross Leverage	0.69x

Equity Raised/Returned in $M Since 2008 IPO	
Raised (IPO & Employee Stock Purchases)	$345M
Returned to Shareholders through share repurchases	$700M

1. Reference the Appendix for reconciliation of non-GAAP financial measures
2. 0.75x target leverage is equivalent to the ~1.5x target leverage including off balance sheet leases.

rackspace.

14

Server Consolidation Update

- **Continued server decommissioning**
  - ~2,900 servers decommissioned due to legacy public cloud migration to OpenStack public cloud
    - Majority of servers used for >3 years
    - Expect continued migration and improved server utilization over 2016 and early 2017
  - ~500 servers decommissioned as a part of Cloud Sites server consolidation
- **GAAP average revenue per server up 2.8% QoQ**
- **Normalized average revenue per server up 2.6% QoQ**



Normalized Average Revenue per Server[1]
$1,472
$1 Jungle Disk impact
$1,513
$1,510
$3 FX QoQ tailwind
Q1 2016
Q2 2016

1. Reference the Appendix for reconciliation of non-GAAP financial measures rackspace.

15

16 Guidance for Q3 16 Q3 16 Guidance Revenue (GAAP, $M) $510 - $515 GAAP growth YoY 0.2% - 1.2% Normalized growth YoY (a) 4.9% - 5.9% GAAP growth QoQ (2.6)% - (1.6)% Normalized growth QoQ (a) (0.2)% - 0.7% Adj. EBITDA Margin 33% - 35% Notes: (a) Excludes ~470/240 bps of negative YoY/QoQ impact from currency movements (370 bps YoY/ 180 bps QoQ) and asset divestiture (100 bps YoY/60 bps QoQ)

17 Guidance for 2016 2016 Guidance Revenue (GAAP, $M) $2,060 - $2,080 GAAP growth YoY 3% - 4% Normalized growth YoY (a) 6.5% -7.5% Adj. EBITDA Margin (b) 33% - 35% Effective tax rate 35% Capital expenditure as % of Revenue 16% - 18% Notes: (a) Excludes ~350 bps ($70M) of negative impact from currency movements (~250 bps, ~$50M) and asset divestiture (~100 bps, ~$20M) (b) Excludes future asset divestiture-related gain and one-time impacts

18 Appendix (Reconciliation of Non-GAAP Financial Measures)

19 Reconciliation of Non-GAAP Financial Measures Revenue Growth Adjusted for FX and Asset Divestiture (In millions) Net Revenue Foreign Currency Translation Asset Divestiture Adjustment Revenue Growth Adjusted for Foreign Currency and Asset Divestiture June 30, 2016 $523.6 $6.1 $ - $529.7 June 30, 2015 489.4 - (3.0) 486.4 Dollar Change $34.2 $43.3 Percent Change 7.0% 8.9 % June 30, 2016 $523.6 $(1.1) $ - $522.5 March 31, 2016 518.1 - (0.2) 517.9 Dollar Change 5.5 4.6 Percent Change 1.1% 0.9 % June 30, 2015 $489.4 $12.1 - $501.5 June 30, 2014 441.2 - - 441.2 Dollar Change 48.2 60.3 Percent Change 11.0% 13.7%

20 Reconciliation of Non-GAAP Financial Measures Revenue Growth Adjusted for FX and Asset Divestiture (In millions) Net Revenue Foreign Currency Translation Asset Divestiture Adjustment Revenue Growth Adjusted for Foreign Currency and Asset Divestiture June 30, 2015 $489.4 $(0.7) - $488.7 March 31, 2015 480.2 - - 480.2 Dollar Change $9.2 $8.5 Percent Change 1.9% 1.8 % March 31, 2016 $518.1 $6.4 $(0.2) $524.3 March 31, 2015 480.2 - (3.0) 477.2 Dollar Change 37.9 47.1 Percent Change 7.9% 9.9 % March 31, 2016 $518.1 $5.7 $(0.2) $523.6 December 31, 2015 522.8 - (2.9) 519.9 Dollar Change (4.7) 3.7 Percent Change (0.9) % 0.7%

21 Reconciliation of Non-GAAP Financial Measures Adjusted EBITDA – Quarterly T h r e e M o n t h s E n d e d (In millions) June 30, 2014 June 30, 2015 March 31, 2016 June 30, 2016 Net Income $21.7 $28.3 $48.8 $35.8 Plus: Income taxes 10.5 13.4 23.0 18.6 Plus: Total other (income) expense 0.4 0.5 9.4 9.9 Plus: Depreciation and amortization 90.6 97.7 104.0 104.6 Plus: Share-based compensation expense 17.3 20.4 17.8 18.4 Less: Gain on sale - - (24.5) - Adjusted EBITDA $140.5 $160.3 $178.5 $187.3 Net Income Margin 4.9% 5.8% 9.4% 6.8 % Adjusted EBITDA Margin 31.8% 32.8% 34.5% 35.8%

22 Reconciliation of Non-GAAP Financial Measures Adjusted EBITDA LTM T h r e e M o n t h s E n d e d (In millions) September 30, 2015 December 31, 2015 March 31, 2016 June 30, 2016 LTM Net Income $35.5 $31.1 $48.8 $35.8 $151.2 Plus: Income taxes 15.6 23.1 23.0 18.6 80.3 Plus: Total other (income) expense 3.9 5.7 9.4 9.9 28.9 Plus: Depreciation and amortization 101.3 104.0 104.0 104.6 413.9 Plus: Share-based compensation expense 19.6 18.1 17.8 18.4 73.9 Less: Gain on sale - - (24.5) - (24.5) Adjusted EBITDA $175.9 $182.0 $178.5 $187.3 $723.7

23 Reconciliation of Non-GAAP Financial Measures Free Cash Flow T h r e e M o n t h s E n d e d (In millions) June 30, 2014 June 30, 2015 March 31, 2016 June 30, 2016 Net cash provided by operating activities $124.5 $122.9 $156.2 $164.9 Less: Cash purchases of property and equipment (114.0) (104.7) (82.9) (76.7) Plus: Excess tax benefits from share-based compensation arrangements 13.2 18.6 15.8 10.2 Free cash flow $23.7 $36.8 $89.1 $98.4

24 Reconciliation of Non-GAAP Financial Measures Non-GAAP EPS (1) Based on the GAAP effective tax rate for the period. T h r e e M o n t h s E n d e d (In millions, except per share data) June 30, 2015 March 31, 2016 June 30, 2016 Adjustment: Share-based compensation expense 20.4 17.8 18.4 Gain on sale - (24.5) - Total Adjustments 20.4 (6.7) 18.4 Income tax expense (benefit) (1) (6.6) 2.1 (6.3) Total adjustments, net of tax 13.8 (4.6) 12.1 Non-GAAP net income $42.1 $44.2 $47.9 Net income per share ("GAAP EPS") Basic $0.20 $0.37 $0.28 Diluted $0.20 $0.37 $0.28 Non-GAAP net income per share ("Non-GAAP EPS") Basic $0.30 $0.34 $0.38 Diluted $0.29 $0.34 $0.38 Weighted average number of shares outstanding Basic 142.4 130.3 126.1 Diluted 144.5 131.0 127.0

Reconciliation of Non-GAAP Financial Measures
Return on Capital

	Three Months Ended		
(In millions)	June 30, 2015	March 31, 2016	June 30, 2016
Income from operations	$42.2	$81.2	$64.3
Adjustment for gain on sale	-	(24.5)	-
Adjustment for build-to-suit lease impact (1)	(0.4)	(2.2)	(2.6)
Income from operations, adjusted	$41.8	$54.5	$61.7
Effective tax rate	32.2 %	32.1 %	34.0 %
Net operating profit after tax (NOPAT)	$28.4	$37.0	$40.7
Total assets at period end	$1,826.6	$2,025.4	$1,996.8
Add: Unamortized debt issuance costs (2)	-	7.4	7.2
Less: Excess cash (3)	(258.4)	(472.0)	(481.5)
Less: Accounts payable and accrued expenses, accrued compensation and benefits, and income and other taxes payable	(256.4)	(213.0)	(219.1)
Less: Deferred revenue (current and non-current)	(29.7)	(29.0)	(30.2)
Less: Other non-current liabilities, deferred income taxes, deferred rent, and finance lease obligations for build-to-suit leases	(299.7)	(313.6)	(296.4)
Capital base	$982.4	$1,005.2	$976.8
Average total assets	$1,756.0	$2,019.8	$2,011.1
Average capital base	$961.2	$1,026.6	$991.0
Return on assets (annualized)	6.4 %	9.7 %	7.1 %
Return on capital (annualized)	11.8 %	14.4 %	16.4 %

(1) Reflects additional expense we would have expected to record if our build-to-suit lease arrangements had been deemed operating leases instead of finance lease obligations for build-to-suit leases. Calculated as the excess of estimated straight-line rent expense over actual depreciation expense for completed real estate projects under build-to-suit lease arrangements.

(2) Amount recorded as a direct deduction from the carrying value of the long-term debt liability in the consolidated balance sheets.

(3) Defined as the amount of cash and cash equivalents that exceeds our operating cash requirements, which is calculated as three percent of our annualized net revenue for the three months prior to the period end.

rackspace.

25

26 Reconciliation of Non-GAAP Financial Measures Average Revenue per Server Three Months Ended (In millions, except server count and avg revenue per server) March 31, 2016 June 30, 2016 Net Revenue $518.1 $523.6 Foreign currency translation - (1.1) Asset Divestiture adjustment (0.2) - Net Revenue in Constant Currency, adjusted for Asset Divestiture $517.9 $522.5 Beginning of quarter server count 118,177 116,507 End of quarter server count 116,507 114,231 Average server count 117,342 115,369 Average monthly net revenue per average server $1,472 $1,513 Average monthly net revenue in Constant Currency, adjusted for Asset Divestiture, per average server $1,471 $1,510

27 Reconciliation of Non-GAAP Financial Measures Revenue Growth Expectations Adjusted for FX and Asset Divestitures (In millions) Dollars (in millions) Revenue Growth (YoY) Q3 2015 Actual Net Revenue $509 Q3 2016 Guidance Net Revenue $510 - $515 0.2% - 1.2% Plus: Negative impact of currency movements ~$19 ~3.7% Plus: Negative impact of divestitures ~$5 ~1.0% Revenue adjusted for foreign currency and asset divestitures $534 - $539 4.9% - 5.9% (In millions) Dollars (in millions) Revenue Growth (QoQ) Q2 2016 Actual Net Revenue $524 Q3 2016 Guidance Net Revenue $510 - $515 (2.6)% - (1.6)% Plus: Negative impact of currency movements ~$9 ~1.8% Plus: Negative impact of divestitures ~$3 ~0.60% Revenue adjusted for foreign currency and asset divestitures $522 - $527 (0.2)% - 0.7%

28 Reconciliation of Non-GAAP Financial Measures Revenue Growth Expectations Adjusted for FX and Asset Divestitures (In millions) Dollars (in millions) Revenue Growth (YoY) 2015 Actual Net Revenue $2,001 2016 Guidance Net Revenue $2,060 - $2,080 3.0% - 4.0% Plus: Negative impact of currency movements ~$50 ~2.5% Plus: Negative impact of divestitures ~$20 ~1.0% Revenue adjusted for foreign currency and asset divestitures $2,130 - $2,150 6.5% - 7.5%